Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest DJIA® Dogs 10 Target Income ETF

(the “Fund”)

Supplement To the Fund’s Statement of Additional Information

June 3, 2026

Notwithstanding anything to the contrary in the Fund’s statement of additional information, the second paragraph of the section entitled “Sub-Advisor – The Sub-Advisory Agreement” is replaced in its entirety with the following:

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor's fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 0.20% of the Fund’s average daily net assets.

Please Keep this Supplement with your Fund

Statement of Additional Information for Future Reference